UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 23, 2004
(September 21, 2004)

AIRNET SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.                                              Other Events.

On September 21, 2004, Jetride, Inc. (“JetRide”), a wholly-owned subsidiary of AirNet Systems, Inc. (the “Registrant”), issued a news release (the “Release”) announcing that JetRide had received the Platinum rating for quality from the Aviation Research Group/US.  In the Release, JetRide also announced that it had added another base of operations in St. Louis for its passenger charter fleet.  A copy of the Release is filed as Exhibit 99 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                              Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Exhibits.  The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

99	News Release issued by Jetride, Inc. on September 21, 2004

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: September 23, 2004	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer,
Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated September 23, 2004

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by Jetride, Inc. on September 21, 2004